SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2005

The New York Times Company

(Exact name of Registrant as Specified in Its Charter)

New York	1-5837	13-1102020
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

229 West 43rd Street, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement

The Company’s Deferred Executive Compensation Plan (the “Plan”) has been amended.  The amendments were made to comply with the provisions of Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and are effective as of January 1, 2005.

A copy of the amended Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 10.1                      The Company’s Deferred Executive Compensation Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: December 27, 2005	By:	/s/ Solomon B. Watson IV
Solomon B. Watson IV
Senior Vice President and General Counsel

Exhibit List

Exhibit 10.1                      The Company’s Deferred Executive Compensation Plan, as amended